Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED/[***]

Upon removal of attachments, this document is UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 78
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00007
6. ISSUED BY	CODE	[***]	7. ADMINISTERED BY (If other than Item 6)	CODE
[***] [***] [***] [***]			See Block 6
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) MAXAR INTELLIGENCE INC. WESTMINSTER CO 80234			(X)	9A. AMENDMENT OF SOLICITATION NO.
			☐	9B. DATED (SEE ITEM 11)
			☒	10A. MODIFICATION OF CONTRACT/ORDER NO. [***]22-C-0246
10B. DATED (SEE ITEM 13) 05/23/2022
CODE		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified .

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Addenda:

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 1OA.
(X)
☐
☒

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor X is not. ___ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A NAME AND TITLE OF SIGNER (Type or print)	16A NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[***]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16C. DATE SIGNED
(Signature of person authorized to sign)	[***]
NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

UNCLASSIFIED/[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

Block 14 Continuation

1.	(U) The purpose of this modification is to:

a.	(U) Provide additional funding [***]

2.	(U) The total contract value hereby remains unchanged.

3.	(U) as a result, the contract is modified as follows:

(U) [***]

(U) Specifically:

CLIN	FROM	BY	TO
000lAA	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

4.

(U) This conformed copy of the contract supersedes all prior versions. Unless specifically addressed in this modification, all terms and conditions of the contract remain unchanged and in full force and effect.

P00007	Page 2 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

1	(U) Type of Contract and Total Contract Value

(U) The Contractor shall, in accordance with the terms and conditions set forth herein, furnish the necessary qualified personnel, services, travel, facilities and materials (except those specifically designated to be provided by the Government) and do all things necessary and incidental to complete the contractual effort in accordance with the Statement of Work.

(U) The total current contract value is $1,500,050,000.00.

All tables in this clause containing CLIN element values and totals are classified as (U).

(U) CLIN 0001, as identified in this contract and in the total estimated amounts set forth below, is FFP as described under the Federal Acquisition Regulations (FAR) 16.202.

Description: (U) Imagery Subscription

Firm Fixed Price	$1,500,000,000.00
Total	$1,500,000,000.00

		Quantity	Unit Price	Units	Total
OOOIAA	(U) Imagery Subscription (This is a 5 year base of all minimums – Foundation, Intel Points, SWIR, NEI, NTI and TDL as well as Package 1. In addition, the CLIN extensions for CLIN1AA include all minimums – Foundation, Intel Points, SWIR, NEI, NTI and TDL as 1 year options.	1	$1.500.000,000.00	Each	$1.500.000.000.00
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

(U) The total value of Contract Line Item 0001, and any modifications thereto are shown below:

	Firm Fixed Price	Total
BASIC	$1,500,000,000.00	$1,500,000,000.00

(U) CLIN 0002, as identified in this contract and in the total estimated amounts set forth below, is FFP as described under the Federal Acquisition Regulations (FAR) 16.202.

Description: (U) Studies

Firm Fixed Price	[***]
Total	[***]

		Quantity	Unit Price	Units	Total
0002AA	(U) Studies		[***]	[***]	[***]

P00007	Page 3 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) The total value of Contract Line Item 0002, and any modifications thereto are shown below:

[***]

(U) CLIN 0003 (Option), as identified in this contract and in the total estimated amounts set forth below, is FFP as described under the Federal Acquisition Regulations (FAR) I6.202,

Description: (U) RESERVED- Ad Hoc

(U) CLIN 0004 (Option), as identified in this contract and in the total estimated amounts set forth below, is FFP as described under the Federal Acquisition Regulations (FAR) 16.202.

Description: (U) RESERVED - Special Imagery Requests, Ad Hoc Imagery (FFO)-TBD

(U) CLIN 0005 (Option), as identified in this contract and in the total estimated amounts set forth below, is FFP as described under the Federal Acquisition Regulations (FAR) 16.202.

Description: (U) RESERVED - Other Special Imagery Request -TBD

(U) CLIN 0006, as identified in this contract and in the total estimated amounts set forth below, is NSP as described in the description below.

Description: (U) Not Separately Priced

2(U) Statement of Work

(U) The Government’s Statement of Work listed below is incorporated by reference and made part of this contract as Attachment #1 as listed in the Incorporation of Attachments and Exhibits clause:

The following table in this clause is classified as (U).

Statements of Work	Title	Date
(U) E.O. Commercial Layer	SOW	07/29/2022

3(U) Packaging and Marking

(U) Packaging and marking of deliverable items called for hereunder shall be in accordance with:

(U) (1) the Contractors best commercial practice and

(U) (2) any delineated requirements in the Statement of Work required to insure safe arrival at the destination.

P00007	Page 4 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

4(U) Packaging and Marking

(U) Packaging and marking of deliverable items called for hereunder shall be in accordance with:

(U) (1) the Contractors best commercial practice;

(U) (2) any delineated requirements in the Statement of Work required to insure safe arrival at the destination; and

(U) (3) in accordance with appropriate security requirements.

5(U) Quality Assurance Surveillance Plan

(U) [***]

6(U) Ship To Address

[***]

752.247-34 (U) F.O.B. Destination (NOV 1991)

(U) This clause is applicable to CLIN(s): All CLINs.

(U) (a) The term "F.0.B. destination," as used in this clause, means--

(U) (1) Free of expense to the Government, on board the carrier's conveyance, at a specified delivery point where the consignee's facility (plant, warehouse, store, lot, or other location to which shipment can be made) is located; and

(U) (2) Supplies shall be delivered to the destination consignee's wharf (if destination is a port city and supplies are for export), warehouse unloading platform, or receiving dock, at the expense of the Contractor. The Government shall not be liable for any delivery, storage, demurrage-, accessorial, or other charges involved before the actual delivery (or "constructive placement" as defined in carrier tariffs) of the supplies to the destination, unless such charges are caused by an act or order of the Government acting in its contractual capacity. If rail carrier is used, supplies shall be delivered to the specified unloading platform of the consignee. If motor carrier (including "piggyback") is used, supplies shall be delivered to truck tailgate at the unloading platform of the consignee, except when the supplies delivered meet the requirements of Item 568of the National Motor Freight Classification for "heavy or bulky freight." When supplies meeting the requirements of the referenced Item 568 are delivered, unloading (including movement to the tailgate) shall be performed by (he consignee, with assistance from the truck driver, if requested. If the contractor uses rail carrier or freight forwarded for less than carload shipments, the contractor shall ensure that the carrier will furnish tailgate delivery, when required, if transfer to truck is required to complete delivery to consignee.

(U) (b) The Contractor shall--

(U) (1) (i) Pack and mark the shipment to comply with contract specifications; or

P00007	Page 5 of 78

[***]-22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) (ii) In the absence of specifications, prepare the shipment in conformance with carrier requirements;

(U) (2) Prepare and distribute commercial bills of lading;

(U) (3) Deliver the shipment in good order and condition to the point of delivery specified in the contract;

(U) (4) Be responsible for any loss of and/or damage to the goods occurring before receipt of the shipment by the consignee at the delivery point specified in the contract;

(U) (5) Furnish a delivery schedule and designate the mode of delivering carrier; and

(U) (6) Pay and bear all charges to the specified point of delivery.

8[***]

(U) (a) Period of Performance: The period of performance of this contract shall be:

The following table is classified as (U).

CLIN	Start Date	Completion Date
000lAA	06/15/2022	06/14/2027
[***]	[***]	[***]

(U) (b) The principal place of performance under this contract shall be the Contractor's facility located at:

[***]

[***]

(U) (c) The contractor shall immediately notify the Contracting Officer in writing when they encounter difficulty meeting performance requirements or anticipate difficulty in complying with the contract delivery schedule. This notification shall be informational in character; this provision shall not be construed as a waiver by the Government of any delivery schedule for any rights or remedies provided by law or under this contract.

9(U) GOVERNMENT POINTS OF CONTACT

The following table in this clause is classified as (U).

[***]

P00007	Page 6 of 78

[***]-22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

10(U) Accounting and Appropriation Data

[***]

11(U) CLIN Obligation and Value Summary

The following table in this clause is classified as (U).

SUMMARY TOTAL OBLIGATED AND TOTAL VALUE BY CLIN
CLIN	Dollars Obligated	Total CLIN Value
OOOJAA	[***]	$1,500,000,000.00
0001	[***]	$1,500,000,000.00

12.[***]

[***]-22-C-0246	UNCLASSIFIED//[**

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

PAGES 8-23 ARE MARKED [***] IN THEIR ENTIRETY

Number	Title
52.203-16	(U) Preventing Personal Conflicts of Interest (JUN 2020)
52.204-4	(U) Printed or Copied Double-Sided on Postconsumer Fiber Content Paper (MAY 2011)
52.222-35	(U) Equal Opportunity for Veterans (JUN 2020)
52.222-36	(U) Equal Opportunity for Workers with Disabilities (JUN 2020)
52.222-37	(U) Employment Reports on Veterans (JUN 2020)
52.223-13	(U) Acquisition of EPEAT-Registered Imaging Equipment (JUN 2014)
52.224-1	(U) Privacy Act Notification (APR 1984)
52.224-2	(U) Privacy Act (APR 1984)
52.224-3	(U) Privacy Training (JAN 2017)
52.225-8	(U) Duty-Free Entry (OCT 2010)
52.227-1	(U) Authorization and Consent (JUN 2020)
52.227-2	(U) Notice and Assistance Regarding Patent and Copyright Infringement (JUN 2020)
52.228-5	(U) Insurance – Work on a Government Installation (Jan 1997)
52.232-39	(U) Unenforceability of Unauthorized Obligations (JUN 2013)
52.237-2	(U) Protection of Government Buildings, Equipment, and Vegetation (APR 1984)
52.237-3	(U) Continuity of Services (JAN 1991)
52.242-13	(U) Bankruptcy (JUL 1995)
52.242-15	(U) Stop-Work Order (AUG 1989)
52.246-4	(U) Inspection of Services – Fixed-Price (AUG 1996)
[***]	[***]

P00007	Page 24 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Number	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

19. 52.203-13 (U) Contractor Code of Business Ethics and Conduct (NOV2021)

(U) (a) Definitions. As used in this clause

(U) Agent means any individual, including a director, an officer, an employee, or an independent Contractor, authorized to act on behalf of the organization.

(U) Full cooperation (1) Means disclosure to the Government of the information sufficient for law enforcement to identify the nature and extent of the offense and the individuals responsible for the conduct. It includes providing timely and complete response to Government auditors and investigators request for documents and access to employees with information.

P00007	Page 25 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

(U) (2) Does not foreclose any Contractor rights arising in law, the FAR, or the terms of the contract. It does not require

(U) (i) A Contractor to waive its attorney-client privilege or the protections afforded by the attorney work product doctrine; or

(U) (ii) Any officer, director, owner or employee of the Contractor, including a sole proprietor, to waive his or her attorney client privilege or Fifth Amendment rights; and

(U) (3) Does not restrict a Contractor from

(U) (i) Conducting an internal investigation; or

(U) (ii) Defending a proceeding or dispute arising under the contract or related to a potential or disclosed violation.

(U) Principal means an officer, director, owner, partner, or a person having primary management or supervisory responsibilities-within a business entity (e.g., general manager; plant manager; head of a division or business segment; and similar positions).

(U) Subcontract means any contract entered into by a subcontractor to furnish supplies or services for performance of a prime contract or a subcontract.

(U) Subcontractor means any supplier, distributor, vendor, or firm that furnished supplies or services to or for a prime contractor or another subcontractor.

(U) United States, as used in this clause, means the 50 States, the District of Columbia, and outlying areas.

(U) (b) Code of business ethics and conduct. (1) Within 30 days after contract award, unless the Contracting Officer establishes a longer time period, the Contractor shall –

(U) (i) Have a written code of business ethics and conduct;

(U) (ii) Make a copy of the code available to each employee engaged in performance of the contract

(U) (2) The Contractor shall

(U) (i) Exercise due diligence to prevent and detect criminal conduct; and

(U) (ii) Otherwise promote an organizational culture that encourages ethical conduct and commitment to compliance with the law.

(U) (3)(i) The Contractor shall timely disclose, in writing, to the agency Office of the Inspector General (OIG), with a copy to the Contracting Officer, whenever, in connection with the award, performance, or closeout of the contract or any subcontract thereunder, the Contractor has credible evidence that a principal, employee, agent, or subcontractor of the Contractor has committed

(U) (A) A violation of Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 of the United States Code; or

(U) (B) A violation of the civil False Claims Act (31 U.S.C. 3729-3733).

P00007	Page 26 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

(U) (ii) The Government, to the extent permitted by law and regulation, will safeguard and treat information obtained pursuant to the Contractors disclosure as confidential where the information has been marked confidential or proprietary by the company. To the extent permitted by law and regulation, such information will not be released by the Government to the public pursuant to a Freedom of Information Act request, 5 U.S.C. Section 552, without prior notification to the Contractor. The Government may transfer documents provided by the Contractor to any department or agency within the Executive Branch if the information relates to matters within the organizations jurisdiction.

(U) (iii) If the violation relates to an order against a Governmentwide acquisition contract, a multi-agency contract, a multiple-award schedule contract such as the Federal Supply Schedule, or any other procurement instrument intended for use by multiple agencies, the Contractor shall notify the OIG of the ordering agency and the IG of the agency responsible for the basic contract.

(U) (c) Business's ethics awareness and compliance program and internal control system. This paragraph (c) does not apply if the Contractor has represented itself as a small business concern pursuant to the award of this contract or if this contract is for the acquisition of a commercial product or commercial service as defined at FAR 2.101. The Contractor shall establish within 90 days after contract award, unless the Contracting Officer establishes a longer time period:

(U) (1) An ongoing business ethics awareness and compliance program.

(U) (i) This program shall include reasonable steps to communicate periodically and in a practical manner the Contractors standards and procedures and other aspects of the Contractors business ethics awareness and compliance program and internal control system, by conducting effective training programs and otherwise disseminating information appropriate to an individuals respective roles and responsibilities.

(U) (ii) The training conducted under this program shall be provided to the Contractors principals and employees, and as appropriate, the Contractors agents and subcontractors.

(U) (2) An internal control system.

(U) (i) The Contractors internal control system Shall –

(U) (A) Establish standards and procedures to facilitate timely discovery of improper conduct in connection with Government contracts; and

(U) (B) Ensure corrective measures are promptly instituted and carried out.

(U) (ii) At a minimum, the Contractors internal control system should provide for the following –

(U) (A) Assignments of responsibility at a sufficiently high lever and adequate resources to ensure effectiveness of the business ethics awareness and compliance program and internal control system.

P00007	Page 27 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

(U) (B) Reasonable efforts not to include an individual as a principal, whom due diligence would have exposed as having engaged in conduct that is in conflict with the Contractors code of business ethics and conduct

(U) (C) Periodic reviews of company business practices, procedures, policies , and internal controls for compliance with the Contractors code of business ethics and conduct and the special requirements of Government contracting;

(U) (1) Monitoring and auditing to detect criminal conduct;

(U) (2) Periodic evaluation of the effectiveness of the business ethics awareness and compliance program and internal control system1 especially if criminal conduct has been detected; and

(U) (3) Periodic assessment of the risk of criminal conduct, with appropriate steps to design, implement, or modify the business ethics awareness and compliance program and the internal control system as necessary to reduce the risk of criminal conduct identified through this process.

(U) (D) An internal reporting mechanism, such as a hotline, which allows for anonymity or confidentiality, by which employees may report suspected instances of improper conduct, and instructions that encourage employees to make such reports.

(U) (E) Disciplinary action for improper conduct or for failing to take reasonable steps to prevent or detect improper conduct.

(U) (F) Timely disclosure, in writing, to the agency OIG, with a copy to the Contracting Officer, whenever, in connection with the award, performance, or closeout of any Government contract performed by the Contractor or a subcontractor thereunder, the Contractor has credible evidence that a principal, employee, agent, or subcontractor of the contractor has committed a violation of Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 U.S.C. or a violation of the civil False Claims Act (31 U.S.C. 3729-3733)

(U) (1) If a violation relates to more than one Government contract, the Contractor may make the disclosure to the agency OIG and Contracting Officer responsible for the largest dollar value contract impacted by the violation.

(U) (2) If the violation relates to an order against a Governmentwide acquisition contract, a multi-agency contract, a multiple-award schedule contract such as the Federal Supply Schedule, or any other procurement instrument intended for use by multiple agencies, the Contractor shall notify the OIG of the ordering agency and the IG of the agency

P00007	Page 28 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

responsible for the basic contract, and the respective agencies contracting officers.

(U) (3) The disclosure requirement for an individual contract continues until at least 3 years after final payment on the contract.

(U) (4) The Government will safeguard such disclosures in accordance with paragraph (b)(3)(ii) of this clause.

(U) (G) Full cooperation with any Government agencies responsible for audits, investigations, or corrective actions.

(U) (d) Subcontracts. (I) The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts that exceed the threshold specified in FAR 3.1004(a) on the date of subcontract award and a performance period of more than 120 days,

(U) (2) In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.

(End of Clause)

20. 52.204-21 (U) Basic Safeguarding of Covered Contractor Information Systems (NOV 2021)

(U) (a) Definitions. As used in this clause

(U) Covered contractor information system means an information system that is owned or operated by a contractor that processes, stores, or transmits Federal contract information,

(U) Federal contract information means information, not intended for public release, that is provided by or generated for the Government under a contract to develop or deliver a product or service to the Government, but not including information provided by the Government to the public (such as on public Web sites) or simple transactional information, such as necessary to process payments.

(U) Information means any communication or representation of knowledge such as facts, data, or opinions, in any medium or form, including textual, numerical, graphic, cartographic, narrative, or audiovisual (Committee on National Security Systems Instruction (CNSSI) 4009).

(U) Information system means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information (44 U.S.C. 3502).

(U) Safeguarding means measures or controls that are prescribed to protect information systems. (U) (b)

Safeguarding requirements and procedures.

(U) (1) The Contractor shall apply the following basic safeguarding requirements and procedures to protect covered contractor information systems. Requirements and procedures for basic safeguarding of covered contractor information systems shall include, at a minimum, the following security controls:

P00007	Page 29 of 78

[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) (i) Limit information system access to authorized users, processes acting on behalf of authorized users, or devices (including other information systems).

(U) (ii) Limit information system access to the types of transactions and functions that authorized users are permitted to execute.

(U) (iii) Verify and control/limit connections to and use of external information systems.

(U) (iv) Control information posted or processed on publicly accessible-information systems.

(U) (v) Identify information system users, processes acting on behalf of users, or devices.

(U) (vi) Authenticate (or verify) the identities of those users, processes, or devices, as a prerequisite to allowing access to organizational information systems.

(U) (vii) Sanitize or destroy information system media containing Federal Contract Information before disposal or release for reuse.

(U) (viii) Limit physical access to organizational information systems, equipment, and the respective operating environments to authorized individuals.

(U) (ix) Escort visitors and monitor visitor activity; maintain audit logs of physical access; and control and manage physical access devices.

(U) (x) Monitor, control, and protect organizational communications (i.e., information transmitted or received by organizational information systems) at the external boundaries and key internal boundaries of the information systems.

(U) (xi) Implement subnetworks for publicly accessible system components that are physically or logically separated from internal networks.

(U) (xii)Identify, report, and correct information and information system flaws in a timely manner.

(U) (xiii) Provide protection from malicious code at appropriate locations within organizational information systems.

(U) (xiv) Update malicious code protection mechanisms when new releases are available.

(U) (xv) Perform periodic scans of the information system and real-time scans of files from external sources as files are downloaded, opened, or executed.

(U) (2) Other requirements. This clause does not relieve the Contractor of any other specific safeguarding requirements specified by Federal agencies and departments relating to covered contractor information systems generally or other Federal safeguarding requirements for controlled unclassified information (CUI) as established by Executive Order 13556.

(U) (c) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (c), in subcontracts under this contract (including_ subcontracts for the acquisition of commercial products or commercial services, other than commercially available off-the-shelf items), in which the subcontractor may have Federal contract information residing-in or transiting through its information system.

21. 52.212-5 Alternate 3 (U) Contract Terms and Conditions Required To Implement Statues or Executive Order – Commercial Items (MAY 2022) (Alternate III)(JUL 2022)

(U) (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

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[***]22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U)(l) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(U)(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or

Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115-91). (U)(3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(l)(A) of Pub. L. 115-232).

(U)(4) 52.209-10, Prohibition on Contracting With Inverted Domestic Corporations (NOV 2021) (Section 889(a)(l)(A) of Pub. L. 115-232).

(U)(5) 52.233-3, Protest After Award (Aug 1996)(31 U.S.C. 3553).

(U)(6) 52.233-4, Applicable Law for Breach of Contract Claim (Oct 2004) (Public Laws 108-77, 108- 78) (19U.S.C. 3805 note).

(U) (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(U)X (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUNE 2020), with Alternate I (NOV 2021) (41 U.S.C. 4704 and 10 U.S.C. 2402).

(U)X (2) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (NOV 2021) (31 U.S.C. 6101 note).

(U)X (3) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (OCT 2018) (41 U.S.C. 2313).

(U)X (4) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

(U)X (5) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

(U)X (6) 52.222-26, Equal Opportunity (Sep 2016) (E.O. 11246).

(U)X (7) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212)

(U)X (8) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793)

(U)X (9) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212)

(U)X (10) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

(U)X (11) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O.

13627).

(U)X (12) 52.222-54, Employment Eligibility Verification (MAY 2022), (E. 0. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial products or commercial services as prescribed in FAR 22.1803.)

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U)X (13) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (JUN 2020) (E.O.13513).

(U)X (14) 52.225-13, Restrictions on Certain Foreign Purchases (FEB 2021) (E.O.s, proclamations, and statutes administered-by the Office of Foreign Assets Control of the Department of the Treasury).

(U)X (15) 52.232-33, Payment by Electronic Funds Transfer-- System for Award Management (OCT 2018) (31 U.S.C. 3332).

(U) (c) Other clauses included in the By Ref clause list in the basic version of 52.212-5 and its Alternates may be identified as included By Ref clauses in addendum to this contract.

(U) (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.

(U)(l) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

(U) (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(U) (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(U) (e)(l) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause-

(U)(i) 52.203-13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509).

(U) (ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts-(and as extended in continuing resolutions)).

P00007	Page 32 of 78

[***]-22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U)(iii) 52,204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or

Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115-91).

(U)(iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance

Services or Equipment. (NOV 2021) (Section 889(a)(l)(A) of Pub. L. 115-232).

(U)(v) 52.219-8, Utilization of Small Business Concerns (OCT 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(U)(vi) 52.222-21, Prohibition of Segregated Facilities (APR 2015) (U)(vii) 52.222-26, Equal Opportunity (SEPT 2015) (E.O. 11246).

(U)(viii) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

(U)(ix) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

(U)(x) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

(U)(xi) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). Flow down required in accordance with paragraph(!) of FAR clause 52.222-40.

(U)(xii) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67).

(U)(xiii) (A) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627).

(U)(B) Alternate I (MAR 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

(U)(xiv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration or Repair of Certain Equipment-Requirements (MAY 2014) (41 U.S.C. chapter 67).

(U)(xv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts

for Certain Services Requirements (MAY 2014) (41 U.S.C. chapter 67).

(U)(xvi) 52.222-54, Employment Eligibility Verification (MAY 2022) (E.O. 12989). (U)(xvii) 52.222-55, Minimum Wages Under Executive Order 14026 (JAN 2022).

(U)(xviii) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706). (U)(xix) (A) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a)

(U)(B) Alternate I (Jan 2017) of 52.224-3

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U)((xx) 52.225-26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(U)(xxi) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JAN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(U)(xxii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (NOV 2021) (46 U.S.C. 55305 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(U) (2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

22. 52.217-8 (U) Option to Extend Services (NOV 1999)

(U) The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 6 months.

23. 52.222-19 (U) Child Labor- Cooperation with Authorities and Remedies (JAN 2022)

(U) (a) Applicability. This clause does not apply to the extent that the Contractor is supplying end products mined, produced, or manufactured in

(U) (1) Canada, and the anticipated value of the acquisition is $25,000 or more;

(U) (2) Israel, and the anticipated value of the acquisition is $50,000 or more; (U)(3) Mexico, and the anticipated value of the acquisition is $92,319 or more; or

(U) (4) Armenia, Aruba, Australia, Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Italy, Japan, Korea, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Moldova, Montenegro, Netherlands, New Zealand, Norway, Poland, Portugal, Romania, Singapore, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, Taiwan, Ukraine, or the United Kingdom and the anticipated value of the acquisition is $183,000 or more.

(U) (b) Cooperation with Authorities. To enforce the laws prohibiting the manufacture or importation of products mined, produced, or manufactured by forced or indentured child labor, authorized officials may need to conduct investigations to determine whether forced or indentured child labor was used to mine, produce, or manufacture any product furnished under this contract. If the solicitation includes the provision 52.222-18, Certification Regarding Knowledge of Child Labor for Listed End Products, or the-equivalent at 52.212-3(i), the Contractor agrees to cooperate fully with authorized officials of the contracting agency, the Department of the Treasury, or the Department of Justice by providing reasonable access to records, documents, persons, or premises upon reasonable request by the authorized officials.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) (c) Violations. The Government may impose remedies set forth in paragraph (d) for the following violations:

(U) (1) The Contractor has submitted a false certification regarding knowledge of the use of forced or indentured child labor for listed end products.

(U) (2) The Contractor has failed to cooperate, if required, in accordance with paragraph (b) of this clause, with an investigation of the use of forced or indentured child labor by an Inspector General, Attorney General, or the Secretary of the Treasury,

(U) (3) The Contractor uses forced or indentured child labor in its mining, production, or manufacturing processes.

(U) (4) The Contractor has furnished under the contract end products or components that have been mined, produced, or manufactured wholly or in part by forced or indentured child labor. (The Government will not pursue remedies at paragraph (d)(2) or paragraph (d)(3) ,of this clause unless sufficient evidence indicates that the Contractor knew of the violation.)

(U) (d) Remedies.

(U) (1) The Contracting Officer may terminate the contract.

(U)(2) The suspending official may suspend the Contractor in accordance with procedures in FAR Subpart 9.4.

(U) (3) The debarring official may debar the Contractor for a period not to exceed 3 years in accordance with the procedures in FAR Subpart 9.4.

24. 52.222-54 (U) Employment Eligibility Verification (MAY 2022)

(U) (a) Definitions. As used in this clause Commercially available off-the-shelf (COTS) item (U)(I) Means any item of supply that is-

(U)(i) A commercial product (as defined in paragraph (1) of the definition of "commercial product" at Federal Acquisition Regulation (FAR) 2.10 I;

(U) (ii) Sold in substantial quantities in the commercial marketplace; and

(U)(iii) Offered to the Government, without modification, in the same f01m in which it is sold in the commercial marketplace; and

(U) (2) Does not include bulk cargo, as defined in 46 U.S.C. 40102(4), such as agricultural products and petroleum products. Per 46 CPR 525.1(c)(2), bulk cargo means cargo that is loaded and carried in bulk onboard ship without mark or count, in a loose unpackaged form, having homogenous characteristics. Bulk cargo loaded into intermodal equipment, except LASH or Seabee barges, is subject to mark and count and, therefore, ceases to be bulk cargo.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) Employee assigned to the contract means an employee who was hired after November 6, 1986 (after November 27, 2009, in the Commonwealth of the Northern Mariana Islands), who is directly performing work, in the United States, under a contract that is required to include the clause prescribed at 22.1803. An employee is not considered to be directly performing work under a contract if the employee

(U) (1) Normally performs support work, such as indirect or overhead functions; and

(U) (2) Does not perform any substantial duties applicable to the contract.

(U) Subcontract means any contract, as defined in 2.101, entered into by a subcontractor to furnish supplies or services for performance of a prime contract or a subcontract. It includes but is not limited to purchase orders, and changes and modifications to purchase orders.

(U) Subcontractor means any supplier, distributor, vendor, or firm that furnishes supplies or services to or for a prime Contractor or another subcontractor.

(U) United States, as defined in 8 U.S.C. 110l(a)(38), means the 50 States, the District of Columbia, Puerto Rico, Guam, the Commonwealth -of the Northern Mariana Islands and the U.S. Virgin Islands.

(U) (b) Enrollment and verification requirements. (1) If the Contractor is not enrolled as a Federal Contractor in E-Verify at time of contract-award, the Contractor shall

(U) (i) Enroll. Enroll as a Federal Contractor in the E-Verify program within 30 calendar days of contract award;

(U) (ii) Verify all new employees. Within 90 calendar days of enrollment in the E-Verify program, begin to use E-Verify to initiate verification of employment eligibility of all new hires of the Contractor, who are working in the United States, whether or not assigned to the contract, within 3 business days after the date of hire (but see paragraph (b)(3) of this section); and

(U) (iii) Verify employees assigned to the contract. For each employee assigned to the contract, initiate verification within 90 calendar days after date of enrollment or within 30 calendar days of the employees assignment to the contract, whichever date is later (but see paragraph (b)(4) of this section).

(U) (2) If the Contractor is enrolled as a Federal Contractor in E-Verify at time of contract award, the Contractor shall use E-Verify to initiate verification of employment eligibility of

(U) (i) All new employees. (A) Enrolled 90 calendar days or more. The Contractor shall initiate verification of all new hires of the Contractor, who are working in the United States, whether or not assigned to the contract, within 3 business days after the date of hire (but see paragraph (b)(3) of this section); or

(U) (B) Enrolled less than 90 calendar days. Within 90 calendar days after enrollment as a Federal Contractor in E-Verify, the Contractor shall initiate verification of all new hires of the Contractor, who are working in the United States, whether or not assigned to the contract, within 3 business days after the date of hire (but see paragraph (b)(3) of this section); or

P00007	Page 36 of 78

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED,

(U) (ii) Employees assigned to the contract. For each employee assigned to the contract, the Contractor shall initiate verification within 90 calendar days after date of contract award or within 30 days after assignment to the contract, whichever date is later (but see paragraph (b)(4) of this section).

(U)(3) If the Contractor is an institution of higher education (as defined at 20 U.S.C. 100l(a)); a State or local government or the government of a Federally recognized Indian tribe; or a surety performing under a takeover agreement entered into with a Federal agency pursuant to a performance bond, the Contractor may choose to verify only employees assigned to the contract, whether existing employees or new hires. The Contractor shall follow the applicable verification requirements at (b)(l) or (b)(2), respectively, except that any requirement for verification of new employees applies only to new employees assigned to the contract.

(U) (4) Option to verify employment eligibility of all employees. The Contractor may elect to verify all existing employees hired after November 6, 1986 (after November 27, 2009, in the Commonwealth of the Northern Mariana Islands), rather than just those employees assigned to the contract. The

Contractor shall initiate verification for each existing employee working in the United States who was hired after November 6, 1986 (after November 27, 2009, in the Commonwealth of the Northern Mariana Islands), within 180 calendar days of--

(U) (i) Enrollment in the E-Verify program; or

(U) (ii) Notification to E-Verify Operations of the Contractors decision to exercise this option, using the contact information provided in the E-Verify program Memorandum of Understanding (MOU).

(U) (5) The Contractor shall comply, for the period of performance of this contract, with the requirements of the

E-Verify program MOU.

(U) (i) The Department of Homeland Security (DHS) or the Social Security Administration (SSA) may terminate the Contractors MOU and deny access to the E-Verify system in accordance with the terms of the MOU. In such case, the Contractor will be referred to a suspension or debarment official.

(U) (ii) During the period between termination of the MOU and a decision by the suspension or debarment official whether to suspend or debar, the Contractor is excused from its obligations under paragraph (b) of this clause. If the suspension or debarment official determines not to suspend or debar the Contractor, then the Contractor must reenroll in E-Verify.

(U) (c) Web site. Information on registration for and use of the E-Verify program can be obtained via the Internet at the Department of Homeland Security Web site: https://www.e-Verify.goi:

(U) (d) Individuals previously verified. The Contractor is not required by this clause to perform additional employment verification using E-Verify for any employee-

(U) (1) Whose employment eligibility was previously verified by the Contractor through the E-Verify program;

(U) (2) Who has been granted and holds an active U.S. Government security clearance for access to confidential, secret, or top secret information in accordance with the National Industrial Security Program Operating Manual; or

P00007	Page 37 of 78

NRO000-22-C-0246	UNCLASSIFIED//[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED//[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) (3) Who has undergone a completed background investigation and been issued credentials pursuant to Homeland Security Presidential Directive (HSPD)-12, Policy for a Common Identification Standard for Federal Employees and Contractors.

(U) (e) Subcontracts. The Contractor shall include the requirements of this clause, including this paragraph (e) (appropriately modified for identification of the parties), in each subcontract that

(U) (1) Is for- (i) Services (except for commercial services that are part of the purchase of a COTS item (or an item that would be a COTS item, but for minor modifications), perfo1med by the COTS provider, and are normally provided for that COTS item); or

(U) (ii) Construction;

(U) (2) Has a value of more than $3,500; and

(U) (3) Includes work performed in the United States. (End of clause)

25. 52.225-1 (U) Buy American-Supplies (NOV 2021)

(U) (a) Definitions. As used in this clause-

(U)Commercial/y available off-the-shelf (COTS) item-

(U)(l) Means any item of supply (including construction material) that is-

(U)(i) A commercial product (as defined in paragraph (1) of the definition of "commercial product" at Federal Acquisition Regulation (FAR) 2.101;

(U) (ii) Sold in substantial quantities in the commercial marketplace; and

(U) (iii) Offered to the Government, under a contract or subcontract at any tier, without modification, in the same form in which it is sold in the commercial marketplace; and

(U) (2) Does not include bulk cargo, as defined in 46 U.S.C. 40102(4), such as agricultural products and petroleum products.

(U)Component means any item supplied to the Government as part of an end item or of another component.

(U)Cost of components means--

(U) (1) For components purchased by the Contractor, the acquisition cost, including transportation costs to the place of incorporation into the end product (whether or not such costs are paid to a domestic firm), and any applicable duty (whether or not a duty-free entry certificate is issued); or

(U) (2) For components manufactured by the Contractor, all costs associated with the manufacture of the component, including transportation costs as described in paragraph (1) of this definition, plus allocable overhead costs, but excluding profit. Cost of components does not include any costs associated with the manufacture of the _end product.

(U)Domestic end product means--

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED/[***]

Upon removal of attachments, this document is UNCLASSIFIED

(U) (1) For an end product that does not consist wholly or predominantly of iron or steel or a combination of both-

(U) (i) An unmanufactured end product mined or produced in the United States;

(U) (ii) An end product manufactured in the United States, if-

(U) (A) The cost of its components mined, produced, or manufactured in the United States exceeds 55 percent of the cost of all its components. Components of foreign origin of the same class or kind as those that the agency determines are not mined, produced, or manufactured in sufficient and reasonably available commercial quantities of a satisfactory quality are treated as domestic. Components of unknown origin are treated as foreign. Scrap generated, collected, and prepared for processing in the United States is considered domestic; or

(U) (B) The end product is a COTS item; or

(U) (2) For an end product that consists wholly or predominantly of iron or steel or a combination of both, an end product manufactured in the United States, if the cost of foreign iron and steel constitutes less than 5 percent of the cost of all the components used in the end product. The cost of foreign iron and steel includes but is not limited to the cost of foreign iron or steel mill products (such as bar, billet, slab, wire, plate, or sheet), castings, or forgings utilized in the manufacture of the end product and a good faith estimate of the cost of all foreign iron or steel components excluding COTS fasteners. Iron or steel components of unknown origin are treated as foreign. If the end product contains multiple components, the cost of all the materials used in such end product is calculated in accordance with the definition of "cost of components".

(U)End product means supplies delivered under a line item of a Government contract.

(U)Fastener means a hardware device that mechanically joins or affixes two or more objects together. Examples of fasteners are nuts, bolts, pins, rivets, nails, clips, and screws.

(U)Foreign end product means an end product other than a domestic end product.

(U)Foreign iron and steel means iron or steel products not produced in the United States. Produced in the United States. means that all manufacturing processes of the iron or steel must take place in the United States, from the initial melting stage through the application of coatings, except metallurgical processes involving refinement of steel additives. The origin of the elements of the iron or steel is not relevant to the determination of whether it is domestic or foreign.

(U)Predominantly of iron or steel or a combination of both means that the cost of the iron and steel content exceeds 50 percent of the total cost of all its components. The cost of iron and steel is the cost of the iron or steel mill products (such as bar, billet, slab, wire, plate, or sheet); castings, or forgings utilized in the manufacture of the product and a good faith estimate of the cost of iron or steel components excluding COTS fasteners.

(U)Steel means an alloy that includes at least 50 percent iron, between 0.02 and 2 percent carbon, and may include other elements.

(U)United States means the 50 States and the District of Columbia, and outlying areas.

(U) (b) 41 U.S.C. chapter 83, Buy American, provides a preference for domestic end products for supplies acquired for use in the United States. In accordance with 41 U.S.C. 1907, the domestic content test of the Buy

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UNCLASSIFIED/[***]

Upon removal of attachments, this document is UNCLASSIFIED

American statute is waived for an end product that is a COTS item (see 12.505(a)(l )), except that for an end product that consists wholly or predominantly of iron or steel or a combination of both, the domestic content test is applied only to the iron and steel content of the end product, excluding COTS fasteners.

(U) (c) Offerors may obtain from the Contracting Officer a list of foreign articles that the Contracting Officer will treat as domestic for this contract.

(U) (d) The Contractor shall deliver only domestic end products except to the extent that it specified delivery of foreign end products in the provision of the solicitation entitled "Buy American Certificate."

26. 52.232-40 (U) Providing Accelerated Payments to Small Business Subcontractors (NOV 2021)

(U) (a) Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

(U)(b) The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act.

(U) (c) Include the substance of this clause, including this paragraph (c), in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial products or commercial services.

27. 52,244-2 (U) Subcontracts (JUN 2020)

(U)(a) Definitions. As used in this clause --

(U) Approved purchasing system means a Contractor's purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

(U)Consent to subcontract means the Contracting Officer's written consent for the Contractor to enter into a particular subcontract.

(U) Subcontract means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(U)(b) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (c) or (d) of this clause.

(U)(c) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that --

(U)1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(U)2)Is fixed-price and exceeds --

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(U) (i)

For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold, as defined in FAR 2.101 on the date of subcontract award, or 5 percent of the total estimated cost of the contract; or

(U) (ii)

For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold, as defined in FAR 2.10 l on the date of subcontract award, or 5 percent of the total estimated cost of the contract.

(U) (d) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the

Contracting Officer's written consent before placing the following subcontracts:

None

(U)(e)

(U) 1)The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (b). (c), or (d) of this clause, including the following information:

(U)(i)A description of the supplies or services to be subcontracted.

(U)(ii)Identification of the type of subcontract to be used. (U)(iii) Identification of the proposed subcontractor. (U)(iv) The proposed subcontract price.

(U) (v)The subcontractor's current, complete, and accurate certified cost or pricing data and

Certificate of Current Cost or Pricing Data, if required by other contract provisions. (U)(vi) The subcontractor's Disclosure Statement or Certificate relating to Cost Accounting

Standards when such data are required by other provisions of this contract. (U)(vii)A negotiation memorandum reflecting --

(U)(A) The principal elements of the subcontract price negotiation;

(U)(B) The most significant considerations controlling establishment of initial or revised prices;

(U)(C) The reason certified cost or pricing data were or were not required;

(U) (D) The extent, if any, to which the Contractor did not rely on the subcontractor's certified cost or pricing data in determining the price objective and in negotiating the final price;

(U) (E) The extent to which it was recognized in the negotiation that the subcontractor1s certified cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any Such defective data on the total price negotiated;

(U)(F) The reasons for any significant difference between the Contractor's price objective and the price negotiated; and

(U)(G) A complete explanation of the incentive fee or profit plan when incentives are used.

The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(U) 2)The Contractor is not required to notify the Contracting Officer in advance of entering into any subcontract for which consent is not required under paragraph (b), (c), or (d) of this clause.

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(U) (f) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting

Officer to any subcontract nor approval of the contractor1s purchasing system shall constitute a determination --

(U)l)Of the acceptability of any subcontract terms or conditions;

(U)2)Of the allowability of any cost under this contract; or

(U)3)To relieve the Contractor of any responsibility for performing this contract.

(U) (g) No subcontract or modification thereof placed under this contract shall provide for payment on a cost plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in paragraph 15.404-4(c)(4)(i).

(U) (h) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(U)(i) The Government reserves the right to review the Contractor's purchasing system as set forth in FAR Subpart 44.3.

(U)(j) Paragraphs (c) and (e) of this clause do not apply to the following subcontract, which were. evaluated during negotiations:

None

28.[***]

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